UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 23, 2010 (June 21, 2010)

Rite Aid Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011
(Address of principal executive offices, including zip code)

(717) 761-2633
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On June 23, 2010, we reported our financial position and results of operations as of and for the thirteen week period ended May 29, 2010 (the first quarter of fiscal 2011).  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The release includes a non-GAAP financial measure, "Adjusted EBITDA."  We define Adjusted EBITDA as net income (loss) from operations excluding the impact of income taxes, interest expense and securitization costs, depreciation and amortization, LIFO adjustments, charges or credits for store closing and impairment, inventory write-downs related to closed stores, stock-based compensation expense, debt modifications and retirements, sales of assets and investments, revenue deferrals related to customer loyalty programs and other items.  We reference this non-GAAP financial measure frequently in our decision-making because it provides supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance.  In addition, incentive compensation is based on Adjusted EBITDA and we base our forward-looking estimates on Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA.  We include this non-GAAP financial measure in our earnings announcement in order to provide transparency to investors and enable investors to better compare our operating performance with the operating performance of our competitors.  The press release attached hereto as Exhibit 99.1 includes a reconciliation of Adjusted EBITDA to net income (loss), the most directly comparable GAAP financial measure.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2010, the Compensation Committee approved a form of Award Agreement under the Rite Aid Corporation 2000 Omnibus Equity Plan, the Rite Aid Corporation 2001 Stock Option Plan, the Rite Aid Corporation 2004 Omnibus Equity Plan and the Rite Aid Corporation 2006 Omnibus Equity Plan, attached hereto as Exhibit 10.1 and hereby incorporated by reference, and a form of Award Agreement under the Rite Aid Corporation 2010 Omnibus Equity Plan (the "2010 Plan"), attached hereto as Exhibit 10.2 and hereby incorporated by reference.  The 2010 Plan is subject to approval by our stockholders at the 2010 Annual Meeting.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

10.1
Form of Award Agreement under the Rite Aid Corporation 2000 Omnibus Equity Plan, the Rite Aid Corporation 2001 Stock Option Plan, the Rite Aid Corporation 2004 Omnibus Equity Plan and the Rite Aid Corporation 2006 Omnibus Equity Plan

10.2	Form of Award Agreement under the Rite Aid Corporation 2010 Omnibus Equity Plan

99.1	Press Release, dated June 23, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: June 23, 2010	By:	/s/ Marc A. Strassler
		Name:	Marc A. Strassler
		Title:	Executive Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1
Form of Award Agreement under the Rite Aid Corporation 2000 Omnibus Equity Plan, the Rite Aid Corporation 2001 Stock Option Plan, the Rite Aid Corporation 2004 Omnibus Equity Plan and the Rite Aid Corporation 2006 Omnibus Equity Plan

10.2	Form of Award Agreement under the Rite Aid Corporation 2010 Omnibus Equity Plan

99.1	Press Release, dated June 23, 2010